UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (date of earliest event report) October 23, 2006

                              Speedemissions, Inc.
             (Exact name of registrant as specified in its charter)

                                     Florida
                 (State or other jurisdiction of incorporation)

        000-49688                                       33-0961488
(Commission File Number)                    (IRS Employer Identification No.)


1015 Tyrone Road, Suite 220, Tyrone, Georgia                     30290
--------------------------------------------                     -----
  (Address of principal executive offices)                     (Zip Code)

                                 (770) 306-7667
              (Registrant's telephone number, including area code)

                                      n/a
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

          Amended Employment Agreement. On October 20, 2006, Speedemissions, Inc. ("Speedemissions")and Richard A. Parlontieri, Speedemissions's President, Chief Executive Officer and Director, entered into an amendment of Mr. Parlontieri's employment agreement dated as of September 15, 2003. The amended agreement is effective October 23, 2006 ("Amended Employment Agreement"). The Amended Employment Agreement remains substantially unchanged from the prior contract except that (1) unless either party elects to terminate the Employment Contract not less than 30 days prior to each anniversary date, the term is automatically extended for a period of one additional year, and (2) Mr. Parlontieri will be entitled to receive severance equal to three times his then-current annual base salary paid over 36 months if Speedemissions terminates Mr. Parlontieri without cause. .

  Item 9.01.  Financial Statements and Exhibits.

  (d) Exhibits

10.1 Amended Employment Agreement between the Speedemissions and Richard A. Parlontieri effective as of October 23, 2006.


SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 23, 2006                  Speedemissions, Inc.,
                                         a Florida corporation



                                         /s/ Richard A. Parlontieri
                                         --------------------------
                                         By: Richard A. Parlontieri
                                         Its: President